ALPS ETF Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

July 9, 2018

VIA EDGAR

Division of Investment Management

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:

ALPS ETF Trust (the “Trust”) (File Nos. 333-148826; 811-22175)

Dear Sir or Madam:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information contained in the Prospectus dated June 29, 2018, with respect to the Registrant. The purpose of this filing is to submit the 497(e) filing dated June 28, 2018 in XBRL for the Registrant.

The SEC Staff is requested to address any comments on this filing to my paralegal, Sharon Akselrod, at 720.917.0769.

Sincerely,

/s/ Andrea E. Kuchli

Andrea E. Kuchli

Secretary